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                                                                EXHIBIT 10.1.3
                                  SPORT-HALEY, INC.
                                 AMENDED AND RESTATED
                                1993 STOCK OPTION PLAN

1.  PURPOSE

    The purpose of this Plan is to promote the interest of the Corporation and its shareholders and the Corporation's success by providing a method whereby equity-based incentive Awards may be granted to Employees and Directors of the Corporation and its Subsidiaries and to selected Consultants who, in the course of their business activities, direct a significant amount of business to the Corporation or provide services to the Corporation.

2.  DEFINITIONS

    A.   "AWARD" means any form of stock option granted under the Plan.

    B. "AWARD NOTICE" means any written notice from the Corporation to a Participant or agreement between the Corporation and a Participant that establishes the terms applicable to an Award.

    C.   "BOARD OF DIRECTORS" means the Board of Directors of the Corporation.

    D.   "CODE" means the Internal Revenue Code of 1986, as amended.

    E. "COMMITTEE" means the Compensation Committee of the Board of Directors, or such other committee designated by the Board of Directors, which is authorized to administer the Plan under Section 3 hereof. The number of persons who shall serve on the Committee shall be specified from time to time by the Board of Directors; however, in no event shall there be fewer than two members of the Committee. The Committee will be composed in a manner such that the Plan will qualify under Rule 16b-3 with regard to Awards to persons who are subject to Section 16 of the Exchange Act. If at any time the Committee has fewer than two members or the Committee otherwise ceases to exist, then the Plan shall be administered by the Board of Directors, and all references herein to the Committee shall refer to the Board of Directors.

    F. "COMMON STOCK" means Common Stock of the Corporation, no par value per share.

    G. "CONSULTANT" means any individual who renders services directly to the Corporation or to the Corporation's customers, any individual defined and designated from time to time by the Committee as a Consultant, or any individual from a group of individuals defined and designated from time to time by the Committee.

    H.   "CORPORATION" means Sport-Haley, Inc.

    I.   "DIRECTOR" means a member of the Board of Directors.

    J.   "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

    K. "FAIR MARKET VALUE" means, on any date, the average of the high and low sales prices of the Common Stock on the principal national securities exchange, which includes the National Association of Securities Dealers Automated Quotation System (NASDAQ), on which such Common Stock is listed or admitted to trading or if not traded on that date, then on the date last traded; or if such Common Stock is not so listed or admitted to trading, the arithmetic mean of the per share closing bid price and per share closing asked price on such date as quoted on any other system of NASDAQ or such other market in which such prices are regularly quoted; or if there have been no published bid or asked quotations, the Committee shall, in good faith and in accordance with
Section 422 of the Code, establish the method for determining the Fair Market Value of the Common Stock.

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    L.   "EMPLOYEE" means any employee of the Corporation or a Subsidiary whose performance the Committee determines can have a significant effect on the success of the Corporation.

    M. "PARTICIPANT" means any individual to whom an Award is granted under the Plan.

    N. "PLAN" means this Plan, which shall be known as the Sport-Haley, Inc. Restated 1993 Stock Option Plan.

    O. "RULE 16b-3" means Rule 16b-3 promulgated under the Exchange Act, as amended effective November 1, 1996, or any successor rule.

    P. "SUBSIDIARY" means a corporation or other business entity (i) of which the Corporation directly or indirectly has an ownership interest of 50% or more, or (ii) of which it has a right to elect or appoint 50% or more of the board of directors or other governing body.

3.  ADMINISTRATION

    A. The Plan shall be administered by the Committee. The Committee shall have the authority to:

    (i)   construe and interpret the Plan;

    (ii) promulgate, amend and rescind rules relating to the implementation of the Plan;

    (iii) make all determinations necessary or advisable for the administration of the Plan, including the selection of Employees, Directors and Consultants who shall be granted Awards, the number of shares of Common Stock to be subject to each Award, the Award price, the vesting or duration of Awards, and the designation of Awards as incentive stock options or non-qualified stock options;

    (iv) determine the disposition of Awards in the event of a Participant's divorce or dissolution of marriage;

    (v) determine whether Awards will be granted alone or in combination or in tandem with other Awards; and

    (vi) determine whether cash will be paid or Awards will be granted in replacement of, or as alternatives to, other grants under the Plan or any other incentive or compensation plan of the Corporation, a Subsidiary or an acquired business unit; and

    (vii) approve in advance each particular Award to be granted hereunder in a manner which will cause the Award to be exempt from Section 16(b) of the Exchange Act by virtue of Rule 16b-3.

    B. Subject to the requirements of applicable law, the Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award, or any Award Notice; take any and all other actions it deems necessary or advisable for the proper administration of the Plan; designate persons other than members of the Committee to carry out its responsibilities; and prescribe such conditions and limitations as it may deem appropriate; except that the Committee may not delegate its authority with regard to the selection for participation of, or the granting of Awards to, persons under Section 16 of the Exchange Act. Any determination, decision, or action of the Committee in connection with the construction, interpretation, administration, or application of the Plan shall be final, conclusive and binding upon all persons validly claiming under or through persons participating in the Plan.

    C. The Committee may at any time, and from time to time amend or cancel any outstanding Award, but only with the consent of the person to whom the Award was granted.


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4.  ELIGIBILITY

    A.   Any Employee is eligible to become a Participant in the Plan.

    B. Directors who are not Employees of the Corporation or a Subsidiary shall receive Awards in accordance with Section 7.

    C. Consultants who are not Employees or Directors of the Corporation shall be eligible to receive Awards in accordance with Section 8.

5.  SHARES AVAILABLE

    A. Subject to Section 13 of the Plan, the maximum number of shares of Common Stock available for Award grants (including incentive stock options) shall be 1,200,000. Shares of Common Stock subject to an unexercised and expired or terminated Award shall be available for an Award subsequently granted in accordance with the Plan.

6.  TERM

    The Plan became effective upon approval of the Plan by the Corporation's stockholders on March 1, 1993 and shall continue in effect until February 28, 2003.

7.  AWARDS TO NON-EMPLOYEE DIRECTORS

    Options granted to Directors who are not Employees of the Corporation or a Subsidiary shall be subject to the following terms:

    (i) The exercise price shall be equal to 100% of the Fair Market Value of the underlying shares of Common Stock on the date of the grant, payable in accordance with the alternatives stated in Section 9.B.(ii) of the Plan;

    (ii) The term of the options shall not be greater than ten (10) years from the date of the grant;

    (iii) The options shall be exercisable beginning 6 months after the date of the grant; and

    (iv)  The options shall be subject to Section 11 of the Plan.

8.  AWARDS TO CONSULTANTS

    Consultants shall receive Awards in accordance with the following terms:

    A.    No Awards of incentive stock options shall be made to Consultants.

    B. Awards of non-qualified stock options to such Consultants shall be subject to the following terms:

    (i) The exercise price shall be not less than 100% of the Fair Market Value of the underlying shares of Common Stock on the date of the grant, payable in accordance with the alternatives stated in Sections 9.B(ii) and (iii) of the Plan;

    (ii) The term of the options shall not be greater than ten (10) years from the date of grant;

    (iii) The options shall be exercisable beginning 12 months after the date of the grant; and

    (iv)  The options shall be subject to Section 11 of the Plan.



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9.  STOCK OPTIONS

    A. Awards shall be granted in the form of stock options. Stock options may be incentive stock options within the meaning of Section 422A of the Code or non-qualified stock options (i.e., stock options which are not incentive stock options).

    B. Subject to Section 9.C. relating to incentive stock options and to Sections 7 and 8 relating to awards to Directors who are not Employees and to Consultants, options shall be in such form and contain such terms as the Committee deems appropriate. While the terms of options need not be identical, each option shall be subject to the following terms:

    (i) The exercise price shall be the price set by the Committee but may not be less than 100% of the Fair Market Value of the underlying shares of Common Stock on the date of the grant.

    (ii) The exercise price shall be paid in cash (including check, bank draft, or money order), or at the discretion of the Committee, all or part of the purchase price may be paid by delivery of the optionee's full recourse promissory note, delivery of Common Stock already owned by the Participant for at least six (6) months and valued at its Fair Market Value, or any combination of the foregoing methods of payment. In the case of incentive stock options, the terms of payment shall be determined at the time of grant.

    (iii) Promissory notes given as payment of the exercise price, if permitted by the Committee, shall contain such terms as set by the Committee which are not inconsistent with the following: the unpaid principal shall bear interest at a rate set from time to time by the Committee; payments of principal and interest shall be made no less frequently than annually; no part of the note shall be payable later than ten (10) years from the date of purchase of the underlying shares of Common Stock; the note must be negotiable and be secured by collateral, other than the shares issued upon exercise, having a fair market value at least equal to the principal amount of the note; and there must be an obligation to pay independent of collateral.

    (iv) The term of an option may not be greater than ten (10) years from the date of the grant.

    (v) Neither a person to whom an option is granted nor such person's legal representative, heir, legatee or distributee shall be deemed to be the holder of, or to have any of the rights of a holder or owner with respect to, any shares of Common Stock subject to such option unless and until such person has exercised the option.

    C. The following special terms shall apply to grants of incentive stock options:

    (i) Subject to Section 9.C.(iii) of the Plan, the exercise price of each incentive stock option shall not be less than 100% of the Fair Market Value of the underlying shares of Common Stock on the date of the grant.

    (ii) No incentive stock option shall be granted to any Employee who directly or indirectly owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless at the time of such grant the exercise price of the option is at least 110% of the Fair Market Value of the underlying shares of Common Stock subject to the option and such option is not exercisable after the expiration of five (5) years from the date of the grant.

    (iii) No incentive stock option shall be granted to a person in his capacity as a Employee of a Subsidiary if the Corporation has less than a 50% ownership interest in such Subsidiary.


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    (iv)  Options shall contain such other terms as may be necessary to qualify the options granted therein as incentive stock options pursuant to
          Section 422A of the Code, or any successor statute.

10. DEFERRAL OF AWARDS

    At the discretion of the Committee, payment of an Award or any portion thereof may be deferred until a time established by the Committee. Deferrals shall be made in accordance with guidelines established by the Committee to ensure that such deferrals comply with applicable requirements of the Code and its regulations. Deferrals shall be initiated by the delivery of a written, irrevocable election by the Participant to the Committee or its nominee. Such election shall be made prior to the date specified by the Committee. The Committee may also (A) credit interest equivalents on cash payments that are deferred and set the rates of such interest equivalents and (B) credit dividends equivalents on deferred payments denominated in the form of shares of Common Stock.

11. EXERCISE OF STOCK OPTIONS UPON TERMINATION OF EMPLOYMENT OR SERVICES.

    A. Options granted to Participants other than Consultants shall be exercisable upon the Participant's termination of service within the following periods only. The definition of termination of service applicable to Consultants shall be defined and determined by the Committee in its sole discretion. Subject to Section 19, stock options granted to Participants other than Consultants may permit the exercise of options upon the Participant's termination of employment within the following periods, or such shorter periods as determined by the Committee at the time of grant:

    (i) If on account of death, within twelve (12) months of such event by the person or persons to whom the Participant's rights pass by will or the laws of descent or distribution.

    (ii) If on account of retirement (as defined from time to time by Corporation policy), stock options may be exercised within three (3) months of such termination.

    (iii) If on account of resignation, options may be exercised within one
          (1) month of such termination.

    (iv) If for cause (as defined from time to time by Corporation policy), no unexercised option shall be exercisable to any extent after termination.

    (v) If on account of disability or leave of absence for the purpose of serving the government or the country in which the principal place of employment of the Participant is located, either in a military or a civilian capacity, or for such other purpose or reason as the Committee may approve subsequent to the time of grant, a Participant shall not be deemed during the period of any such absence alone to have terminated his service, except as the Committee may otherwise expressly provide.

    (vi) If for any reason other than death, retirement, resignation, cause, or disability, options may be exercised within three (3) months of such termination.

    B. An unexercised option shall be exercisable only to the extent that such option was exercisable on the date the Participant's employment or service terminated. Notwithstanding the foregoing, and except as provided in Section 11.A. above, terms relating to the exerciseability of options may be amended by the Committee before or after such termination, except in respect to options granted under Section 7.

    C. In no case may an unexercised option be exercised to any extent by anyone after expiration of its term.


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12. NONASSIGNABILITY

    The rights of a Participant under the Plan or under an Award shall not be assignable by such Participant, by operation of law or otherwise, except by will or the laws of descent and distribution. During the lifetime of the Participant to whom a stock option is granted, such Participant alone may exercise the stock option. No Participant may create a lien on any funds, securities, rights or other property to which such Participant may have an interest under the Plan, or which is held by the Corporation for the account of the Participant under the Plan.

13. ADJUSTMENT OF SHARES AVAILABLE

    The Committee shall make appropriate and equitable adjustments in the shares of Common Stock available for future Awards, the number of shares of Common Stock covered by unexercised, unvested or unpaid Awards and the exercise prices of Awards upon the subdivision of the outstanding shares of Common Stock; the declaration of a dividend payable in Common Stock; the declaration of a dividend payable in a form other than Common Stock in an amount that has a material effect on the price of the shares of Common Stock; the combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a lesser number of shares of Common Stock; a recapitalization; or a similar event.

14. PAYMENT OF WITHHOLDING TAXES

    As a condition to receiving or exercising an Award, as the case may be, the Participant shall pay to the Corporation or any employer Subsidiary the amount of all applicable Federal, state, local and foreign taxes required by law to be paid or withheld relating to receipt or exercise of the Award. Alternatively, the Corporation may withhold shares of Common Stock with an aggregate Fair Market Value equal to such withholding taxes, from any Award in shares of Common Stock, to the extent the withholding is required by law. The Corporation also may deduct such withholding taxes from any Award paid in cash.

15. AMENDMENTS

    The Board of Directors shall have the authority to amend the Plan from time to time without Shareholder approval, provided however, that the adoption of any such amendment shall be permitted by Rule 16b-3. Rights and obligations under any Award granted before any amendment of the Plan shall not be materially altered or impaired adversely by such amendment, except with consent of the person to whom the Award was granted.

16. REGULATORY APPROVALS AND LISTINGS

    Notwithstanding any other provision in the Plan, the Corporation shall have no obligation to issue or deliver certificates for shares of Common Stock under the Plan prior to (A) obtaining approval from any governmental agency which the Corporation determines is necessary or advisable, (B) admission of such shares to listing on the stock exchange on which the Common Stock may be listed, and
(C) completion of any registration or other qualification of such shares under any state or Federal law or ruling of any governmental body which the Corporation determines to be necessary or advisable.

17. NO RIGHT TO CONTINUED EMPLOYMENT OR GRANTS

    Participation in the Plan shall not give any Employee any right to remain in the employ of the Corporation or any Subsidiary. Further, the adoption of this Plan shall not be deemed to give any Employee or other individual the right to be selected as a Participant or to be granted an Award.


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18. NO RIGHT, TITLE, OR INTEREST IN CORPORATION ASSETS

    No Participant shall have any rights as a shareholder of the Corporation until he acquires an unconditional right under an Award to have shares of Common Stock issued to him.

19. SPECIAL PROVISION PERTAINING TO PERSONS SUBJECT TO SECTION 16

    A. Notwithstanding any other item of this Plan, the following shall apply to persons subject to Section 16 of the Exchange Act who receive an Award prior to February 14, 1996, except in the case of death or disability:

         (i) Restricted stock or other equity securities (within the meaning used in Rule 16b-3 of the Exchange Act or any successor rule) offered pursuant to this Plan must be held for at least six (6) months from the date of grant; and

         (ii) At least six (6) months must elapse from the date of acquisition of any stock option, Performance Unit, Performance Share, stock appreciation right or other derivative security (within the meaning used in Rule 16b-3 of the Exchange Act or any successor rule) issued pursuant to the Plan to the date of disposition of such derivative security (other than upon exercise or conversion) or its underlying equity security.

    B. The restrictions contained in paragraphs A(i) and (ii) of this Section 22 shall also apply to any Award made on or after February 14, 1996, to a person subject to Section 16 of the Exchange Act without the advance approval of the Committee in the manner described in paragraph 3A(vii) above. Such restrictions shall be applied and construed in a manner which will cause the Award to be exempt from Section 16(b) of the Exchange Act by virtue of Rule 16b-3.

20. INDEMNIFICATION

    In addition to such other rights of indemnification as they may have as Directors or otherwise, the members of the Board of Directors or the Committee administering the Plan shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such member is liable for negligence or misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit or proceeding, the member shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same.

21. SAVINGS PROVISION

    The amendment and restatement of the Plan as provided herein, effective February 14, 1997, shall not adversely affect the rights of Participants to whom an Award was granted under the Plan prior to such amendment and restatement.

22. GOVERNING LAW

    The Plan shall be governed by and construed in accordance with the laws of the State of Colorado.


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